SECOND AMENDMENT AGREEMENT

            SECOND AMENDMENT AGREEMENT, dated as of August 4, 2000 (the "Second Amendment"), to the Receivables Loan and Security Agreement, dated as of January 31, 2000, among EFI Funding Company, Inc. (the "Borrower"), Resort Funding, Inc., as Servicer (the "Servicer"), Autobahn Funding Company LLC, as Lender (the "Lender"), DG Bank Deutsche Genossenschaftsbank AG, as agent (the "Agent"), U.S. Bank Trust National Association and Sage Systems, Inc. (as the same has been and may be further amended, supplemented, modified or restated in accordance with its terms, the "RLSA"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA.

            WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions here in set forth.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO THE RLSA

            1.1 The RLSA is hereby amended by adding the following definitions to Section 1.01 thereof (in their correct alphabetical order):

            "Former Liberty Receivable " means an Eligible Purchased Consumer Note Receivable or an Eligible Purchased Presale Consumer Note Receivable which, immediately prior to its being Pledged hereunder, served as collateral for loans advanced by Liberty Bank under a financing facility provided by Liberty Bank to Peppertree Resort Villas, Inc. and Peppertree Resorts Vacation Club, Inc.

            "Former Liberty Receivable Advance Percentage" means, at any time, the lesser of (i) 85% and (ii) a fraction, expressed as a percentage, the numerator of which shall be equal to the aggregate outstanding principal amount at such time of all Former Liberty Receivable Loans and the denominator of which shall be equal to the Outstanding Principal Balance of all Former Liberty Receivables that are Pledged hereunder at such time; provided, that, at all times subsequent to the first date on which the percentage calculated pursuant to clause (ii) above would be equal to or less
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      than 80%, the Former Liberty Receivable Advance Percentage shall equal
      80%.

            "Former Liberty Receivable Loans" means Loans advanced on August 4, 2000 that are secured by Former Liberty Receivables that were Pledged by the Borrower on such date.

            1.2 The RLSA is hereby amended by deleting the definition of the term "Net Eligible Receivables Balance" in Section 1.01 thereof in its entirety and substituting therefor the following:

            "Net Eligible Receivables Balance" means, at any time, (X) without duplication, the sum of (a) (i) 80% of the Outstanding Principal Balance of all Eligible Purchased Consumer Note Receivables and Eligible Purchased Presale Consumer Note Receivables at such time other than those that constitute Former Liberty Receivables plus (ii) the Former Liberty Receivable Advance Percentage at such time multiplied by the Outstanding Principal Balance of all Former Liberty Receivables, plus (b) the lesser of (i) 80% of the Outstanding Principal Balance of all Eligible Pledged Consumer Note Receivables securing Eligible Developer Note Receivables and Eligible Pledged Presale Consumer Note Receivables securing Eligible Developer Note Receivables at such time or (ii) the sum of (A) 90% of the Outstanding Principal Balances of all Eligible Developer Note Receivables (other than the Outstanding Principal Balances of Eligible Developer Note Receivables which were related to Existing Advances under Existing Developer Note Receivables) at such time plus (B) 100% of the Outstanding Principal Balances of all Eligible Developer Note Receivables which were related to Existing Advances under Existing Developer Note Receivables at such time; provided, however, that any of the foregoing percentages shall increase to the maximum such percentage (as determined by both Rating Agencies) permitted in order for the financing facility contemplated hereunder to receive the Minimum Shadow Rating minus (Y) the Overconcentration Amount at such time.

            1.3 The RLSA is hereby amended by deleting paragraph (cc) of the definition of the term "Eligible Purchased Consumer Note Receivable" in Section
1.01 thereof in its entirety and substituting therefor the following:

             (cc) Each such Pledged Purchased Consumer Note Receivable, as of the Borrowing Date on which it was Pledged hereunder, (i) had a remaining term of not more than 120 months, (ii) had not at any time during


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      the past 90 days been more than 120 days past due and was not, at the time of its Pledge hereunder, more than 30 days past due (or (A) 59 days past due with respect to a Pledged Purchased Consumer Note Receivable (x) the interest of the Borrower in which was Pledged hereunder on August 4, 2000 and (y) that, immediately prior to its being Pledged hereunder, served as collateral for loans advanced by Liberty Bank under a financing facility provided by Liberty Bank to Peppertree Resort Villas, Inc. and Peppertree Resorts Vacation Club, Inc. or (B) 90 days past due with respect to a Pledged Purchased Consumer Note Receivable (x) the interest of the
      Borrower in which was Pledged on the initial Borrowing Date hereunder and
      (y) that was being lent against under the Prior Loan Facility immediately prior to the initial Borrowing hereunder) and (iii) had no material provision thereof waived, amended, altered or modified in any respect (including, without limitation, as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended) since its origination.

             1.4 The RLSA is hereby amended by deleting subparagraph (xi) and the last sentence of Section 2.05(c) thereof in their entirety and substituting therefor the following:

            (xi) until the first date on which the aggregate outstanding principal amount of all Former Liberty Receivable Loans is not in excess of an amount equal to 80% of the Outstanding Principal Balance of all Former Liberty Receivables that are Pledged hereunder at such time, to the Agent for the account of the Lender for the repayment of Former Liberty Receivable Loans outstanding in an amount equal to the amount of funds on deposit in the Collection Account (after giving effect to the transfers from the Collection Account listed above) which are attributable to Collections related to Former Liberty Receivables; and

            (xii) to the Borrower, any remaining amounts.

            All transfers from the Collection Account listed above shall be made on a pro rata basis among funds on deposit in the Collection Account which are attributable to Collections related to Former Liberty Receivables and funds on deposit in the Collection Account which are not attributable to Collections related to Former Liberty Receivables.


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            Upon its receipt of funds pursuant to clauses (i), (iv), (v), (x)
      and (xi), the Agent shall apply such funds as directed by the Lender or as otherwise provided in this Agreement.

      SECTION 2. CONDITIONS TO EFFECTIVENESS

            This Second Amendment shall be effective upon the delivery to the Agent of (i) counterparts hereof executed by each of the parties hereto, (ii) evidence that all actions required pursuant to the terms of the Escrow Agreement, dated July __, 2000, among Peppertree Resort Villas, Inc., Liberty Bank, U.S. Bank Trust National Association and the Agent, have been taken in accordance with such terms and (iii) evidence of the termination of the financing facility provided by Liberty Bank to Peppertree Resort Villas, Inc.

      SECTION 3. MISCELLANEOUS

            (i) The Borrower and the Servicer each hereby certifies that the representations and warranties set forth in Article IV of the RLSA (and any other representations and warranties made by the Borrower or the Servicer in the
RLSA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Borrower and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) shall have occurred and be continuing as of the date hereof nor shall any unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) occur due to this Second Amendment becoming effective, (b) the Borrower and the Servicer each has the corporate power and authority to execute and deliver this Second Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Second Amendment and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Second Amendment other than such that have been obtained.

            (ii) The RLSA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.


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            (iii) All references in the RLSA to "this Agreement" and "herein"
and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

            (iv) This Second Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Second Amendment.

            (v) The Borrower hereby agrees to pay all costs and expenses incurred by the Lender and the Agent in connection with this Second Amendment including, without limitation, the fees and expenses of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Lender and the Agent.

            (vi) THIS SECOND AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                          [Signature pages to follow.]


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            IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first above written.

THE BORROWER:                      EFI FUNDING COMPANY, INC.

                                   By:_________________________________
                                      Title:


THE SERVICER:                      RESORT FUNDING, INC.

                                   By:_________________________________
                                      Title:


THE AGENT:                         DG BANK DEUTSCHE
                                   GENOSSENSCHAFTSBANK AG

                                   By:_________________________________
                                      Title:

                                   By:_________________________________
                                      Title:


THE LENDER:                        AUTOBAHN FUNDING COMPANY LLC

                                   By: DG BANK Deutsche Genossenschaftsbank AG,
                                       its attorney-in-fact

                                   By:_________________________________
                                      Title:

                                   By:_________________________________
                                      Title:

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

THE CUSTODIAN:                     U.S. BANK TRUST NATIONAL ASSOCIATION

                                   By:_________________________________
                                      Title:


THE BACKUP SERVICER:               SAGE SYSTEMS, INC.

                                   By:_________________________________
                                      Title: